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                                        WFMBS MORTGAGE LOAN POOL
                              20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                                     RELO & NON-RELOCATION MORTGAGES
                                           WFMBS SERIES 2002-B
                                        POOL PROFILE (4/16/2002)

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
                                                       ----------------------       ----------------------
                                                              7/1 POOL                     TOLERANCE
                                                       ----------------------       ----------------------
AGGREGATE PRINCIPAL BALANCE                                     $201,659,824                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                           1-May-02                          N/A
INTEREST RATE RANGE                                              4.875 - 7.5                          N/A
GROSS WAC                                                             6.548%                 (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                                          25 BPS
                                                                 OR 37.5 BPS
MASTER SERVICING FEE                                                 1.7 bps on Securitization only
WAM (in months)                                                          358                (+/- 2 months)

WALTV                                                                    65%                 (maximum +3%)

CALIFORNIA PERCENT                                                       52%                 (maximum +3%)
SINGLE LARGEST ZIP CODE PERCENT                                           1%                (maximum  +2%)

AVERAGE LOAN BALANCE                                                $479,002            (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                     $999,160          (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                                               19%                (maximum  +3%)

PRIMARY RESIDENCE PERCENT                                                97%                 (minimum -3%)

SINGLE FAMILY DETACHED PERCENT                                           90%                 (minimum -3%)

FULL DOCUMENTATION PERCENT                                               83%                 (minimum -3%)

WA FICO                                                                  733                  (minimum -5)

UNINSURED > 80% LTV PERCENT                                               0%                 (maximum +2%)

RELOCATION PERCENT                                                        5%                 (minimum -3%)

GROSS MARGIN                                                          2.750%                 (+ / - 5 bps)

GROSS LIFECAP                                                        11.548%                 (+ / - 5 bps)

WA MONTHS TO NEXT ROLL                                                    82              (+ / - 2 months)

INTEREST ONLY PERCENT                                                    11%                (maximum  +3%)

              THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                 MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                 WFMBS MORTGAGE LOAN POOL
                                       20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                                             RELO & NON-RELOCATION MORTGAGES
                                                   WFMBS SERIES 2002-B
                                                   PRICING INFORMATION
                                                 POOL PROFILE (4/16/2002)
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
COLLATERAL                              All Mortgage Loans will Index off the One-Year CMT.
                                  None of the Mortgage Loans have a convertibility feature.
          Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                             Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                          TBD by Wells Fargo

PASS THRU RATE                                           Net WAC or Ratio Stripped/Variable

STRUCTURE                                             TO CONFORM TO WFMBS 2001-34 or 2002-A
                                                                      EXCEPT AS NOTED BELOW
                               (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                            10-May-02                     10:00 AM
                                                                                          .
PRICING DATE                                                                            TBD

SETTLEMENT DATE                                                                   30-May-02

ASSUMED SUB LEVELS                                                       Rating Agency      AGG Level
Levels and Rating Agencies for                                  AAA       Moody's/S&P         2.90%
2002-B to be determined by                                       AA           S&P             1.35%
Wells Fargo                                                       A           S&P             0.85%
                                                                BBB           S&P             0.50%
                                                                 BB           S&P             0.35%
                                                                  B           S&P             0.15%


NOTE:  PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2002-B STRUCTURE:
WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.
1.7 BPS MASTER SERVICING FEE STRIP
CLASS A OPTIMAL AMT:  CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN
CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETEMINATION DATE FOR CALC'D CLASS A PP%


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.



WFMBS CONTACTS                                                      Brad Davis (301) 846-8009
                                                                    Gretchen Markley (301) 846-8356




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                                          WFASC DENOMINATION POLICY
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
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TYPE AND DESCRIPTION OF CERTIFICATES                                        MINIMUM      PHYSICAL     BOOK ENTRY
                                                                         DENOMINATION  CERTIFICATES  CERTIFICATES
                                                                            (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex        $25,000       Allowed       Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                          $100,000       Allowed       Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit         $100,000      Standard    Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                  (2)        Standard    Upon Request

Residual Certificates                                                         (3)        Required     Not Allowed

All other types of Class A Certificates                                       (5)           (5)           (5)

CLASS B (Investment Grade)                                                 $100,000       Allowed       Allowed

CLASS B (Non-Investment Grade)                                             $250,000      Required     Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticat

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.
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